                                  SCHEDULE 14A


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [x] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           Energy West, Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               (ENERGY WEST LOGO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 2, 2005

January 18, 2005

Dear Shareholders:

     The Board of Directors joins me in extending to you a cordial invitation to attend the 2004 Annual Meeting of Shareholders of Energy West, Incorporated, a Montana corporation ("Energy West" or the "Company"). The meeting will be held on March 2, 2005 at 9:00 A.M. Mountain Standard Time at the Civic Center, located at Park Drive and Central Avenue, Great Falls, Montana, for the following purposes:

          1. To elect seven directors to hold office for a one-year term and until their respective successors are duly elected and have been qualified.

          2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.15 per share, from 3,500,000 shares to 5,000,000 shares.

          3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Shareholders of record at the close of business on January 12, 2005, are entitled to receive notice of and to vote at the annual meeting.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO INSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY, AT THAT TIME, REVOKE YOUR PROXY AND VOTE AT THE MEETING.

                                          By Order of the Board of Directors,

                                          /s/ John C. Allen

                                          John C. Allen
                                          Senior Vice President and General
                                          Counsel

ENERGY WEST, INCORPORATED
No. 1 First Avenue South
P.O. Box 2229
Great Falls, Montana 59403-2229

                           ENERGY WEST, INCORPORATED
                    NO. 1 FIRST AVENUE SOUTH, P.O. BOX 2229
                        GREAT FALLS, MONTANA 59403-2229

                                PROXY STATEMENT
                                      FOR
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 2, 2005

                              GENERAL INFORMATION

DATE, TIME AND PLACE


     This proxy statement is being furnished to you on or about January 19, 2005 in connection with the solicitation of proxies by the Board of Directors of Energy West, Incorporated, a Montana corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on March 2, 2005 at 9:00 A.M. local time, at the Civic Center, located at Park Drive and Central Avenue in Great Falls, Montana and any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting. The Company will use the proxies it receives to (i) elect seven directors, (ii) amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock, and (iii) to transact other business properly coming before the Annual Meeting.


PROXIES AND VOTING

     Upon the execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies in accordance with the shareholder's directions. A shareholder giving a proxy for use at the meeting may revoke such proxy prior to its exercise either by written notice, to be received by the Secretary of the Company before the Annual Meeting or by appearing in person at the Annual Meeting and revoking the proxy. If no direction is given, the proxy will be voted in accordance with the recommendation of the Board of Directors. If you revoke your proxy, you may choose to vote your shares by executing another proxy or by voting in person at the Annual Meeting.

     Expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the directors, officers and employees of the Company and its subsidiaries, who will receive no extra compensation for their efforts, may solicit proxies by telephone or other electronic means or in person.

VOTING RIGHTS AND OUTSTANDING SHARES

     The Board of Directors has set the close of business on January 12, 2005 as the record date (the "Record Date") for determining the shareholders entitled to notice of, and to vote at the annual meeting or any adjournment thereof. As of January 12, 2005, 2,595,250 shares of Common Stock of the Company were issued and outstanding, the only class of securities of the Company entitled to vote at the meeting.

     Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date, except that each shareholder is entitled to cumulate votes for Proposal 1: Election of Directors by multiplying the number of votes to which the shareholder is entitled by the number of directors to be elected (i.e., seven) and casting all such votes for one candidate or distributing them among any or all candidates. The seven candidates who receive the most votes will be deemed elected. To vote cumulatively, a shareholder must write the words "cumulative for," followed by the number of shares to be voted and name of the nominee or nominees selected on the line provided under Item 1 on the proxy. Because directors are elected by a plurality of the votes cast, abstentions and broker nonvotes will not affect the outcome of the election of directors. Abstentions and broker nonvotes will, however, be treated as present and entitled to vote and will count toward the quorum.

     The votes cast in favor of Proposal 2 must exceed the votes cast opposing Proposal 2 to approve Proposal 2. Accordingly, abstentions and broker nonvotes will not affect the outcome of this proposal because they are not considered to be votes cast.

     So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. In the event that any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in their discretion on such other matters.

           CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company on or about September 30, 2004 (i) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) by each director and nominee for director,
(iii) by each executive officer named in the Summary Compensation Table, and
(iv) by all executive officers and directors as a group. Each beneficial owner has sole voting and investment power unless otherwise indicated.

                                                             NUMBER OF SHARES    PERCENT OF
NAME OF BENEFICIAL OWNER                                    BENEFICIALLY OWNED   OWNERSHIP
------------------------                                    ------------------   ----------
Richard M. Osborne........................................       540,347(a)         20.8
W.E. (Gene) Argo..........................................           850               *
Andrew I. Davidson........................................        26,556(b)          1.0
David A. Flitner..........................................         5,984               *
G. Montgomery Mitchell....................................        14,509(c)            *
Terry M. Palmer...........................................         4,000               *
Thomas J. Smith...........................................           -0-               *
Richard J. Schulte........................................         9,515(d)            *
David A. Cerotzke.........................................         2,500(e)            *
John C. Allen.............................................        28,950(f)          1.1
Tim Good..................................................        30,737(g)          1.2
All Directors and Executive Officers as a group (14 in
  number).................................................       695,666(h)         26.2

---------------

(a) Based solely on a Schedule 13D Amendment No. 11 filed with the Securities and Exchange Commission on October 4, 2004.

(b) Includes 14,356 shares subject to deferred stock equivalents under the Deferred Compensation Plan for Directors. Such deferred stock equivalents are convertible to common stock upon the termination of a director's service with the Company.

(c) Includes 7,185 shares subject to deferred stock equivalents under the Deferred Compensation Plan for Directors.

(d) Includes 8,515 shares subject to deferred stock equivalents under the Deferred Compensation Plan for Directors.

(e)  Includes 2,500 shares subject to exercisable options.

(f) Includes 11,250 shares subject to exercisable options, 862 shares pursuant to the Company's 401(K) Plan and 8,174 shares pursuant to the company's Employee Stock Ownership Plan.

(g) Includes 6,250 shares subject to exercisable options, 485 shares pursuant to the Company's 401(K) Plan and 7,436 shares pursuant to the Company's Employee Stock Ownership Plan.

(h) Includes 30,056 shares subject to deferred stock equivalents, 26,400 shares subject to exercisable options, 1,347 shares pursuant to the Company's 401(K) Plan and 15,610 shares pursuant to the Company's Employee Stock Ownership Plan.


     The Company is aware of a Schedule 13D filed with the Securities and Exchange Commission on January 3, 2005, by David L. Hamilton. In the Schedule 13D, Mr. Hamilton states that he owns 135,000 shares of the Company's outstanding common stock, with sole voting and sole dispositive power, that such shares constitute 5.19 percent of the class outstanding, and that his address is 1191 Lane 13, Worland WY 82401. On January 13, 2005, the Company received a letter from Mr. Hamilton stating that he intends to nominate himself for the board of directors at the Annual Meeting on March 2, 2005. The Company has determined that this letter did not comply with the requirements of the Company's By-Laws relating to director nominations by shareholders.


                                  PROPOSAL 1:

                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the Board of Directors shall be comprised of between five and nine members. Pursuant to the Company's By-Laws, the Board has fixed the number of directors to constitute the Board from and after the annual meeting at a total of seven directors, which the Board has determined to be an adequate number to effectively perform the duties of the Board, while at the same time reducing Director fee expenses. With some exceptions over the last several years (when the Board was comprised of eight or nine members), the number of directors serving on the Board has historically been seven. Mr. Mitchell and Mr. Flitner, as the longest serving Directors, have elected to not stand for re-election. Mr. Cerotzke is the only nominee who is an employee of the Company. Each of the nominees for director is currently a member of the Board of Directors.

     The following persons have been nominated to serve one-year terms or until their successors are elected and have been qualified:

     W.E. (GENE) ARGO, DAVID A. CEROTZKE, ANDREW I. DAVIDSON, RICHARD M. OSBORNE, TERRY M. PALMER, RICHARD J. SCHULTE, THOMAS J. SMITH

     It is intended that the proxies in the form enclosed will be voted for the election of the nominees named above by regular or cumulative voting, unless authority to do so is withheld, as provided in the proxy. In the event that additional persons are nominated for election as directors, unless otherwise specifically instructed, the proxy holders intend to vote all proxies received by them in a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed above as possible, and in such event the specific nominees to be voted will be determined by the proxy holders. If for any reason one or more of the nominees should be unable to serve or refuse to serve as director, the proxies will be voted for such substitute nominees as the proxy holders may determine. The seven nominees for director receiving the highest number of votes will be elected. The seven nominees are submitted for election at this time in accordance with a resolution adopted by the directors at the Board meeting on October 26, 2004.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION CONCERNING DIRECTOR NOMINEES:

     W. E. 'Gene' Argo, (63), has been a Director of the Company since 2002. He recently retired as the President and General Manager of Midwest Energy, Inc., a gas and electric cooperative in Hays, Kansas, in which capacity he had served since 1992. Mr. Argo serves as the Chairman of the Company's Compensation Committee.

     David A. Cerotzke, (54) has been a Director of the Company since December 2003. He was appointed President and Chief Executive Officer of the Company on July 1, 2004. Prior to joining the Company he was a consultant in the energy industry from January 2003 to December 2003. From 1990 to 2003, he served in various executive capacities, including Vice-President of Engineering, Vice-President of Operations, Vice-President of Marketing and Treasurer of Nicor Inc., a diversified energy holding company.

     Andrew I. Davidson, (37), has been a Director of the Company since 1999. He has been Senior Vice President and Director of Client Service and Marketing for Davidson Investment Advisors and a Financial Consultant for D.A. Davidson & Company since 1993.

     Richard M. Osborne, (59), has been a Director of the Company since December 2003. He is the President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery. Since September 1998, Mr. Osborne has also been Chairman of the Board and Chief Executive Officer of Liberty Self-Stor, Inc., a self-managed real estate investment trust that manages, acquires, develops, expands, and operates self-storage facilities.

     Terry M. Palmer, (60), has been a Director of the Company since 2002. Mr. Palmer was a partner in the accounting firm Ernst & Young LLP from 1979 until his retirement in October 2002. Since January 2003, Mr. Palmer has been employed on a part-time basis with the accounting firm of Marrs, Sevier & Company. Mr. Palmer is also a director of Apex Silver Mines Limited.

     Richard J. Schulte, (64), has been a Director of the Company since 1997. Mr. Schulte is a principal in Schulte Associates LLC, a consulting firm providing management, marketing, e-commerce and organizational services to energy related businesses since 1998. He was formerly an officer of the American Gas Association and Stone & Webster Management Consultants, Inc. He was 2002 Chairman of the Board of Directors for the American Society for Testing and Materials (ASTM International). Mr. Schulte serves as Chairman of the Company's Audit Committee.

     Thomas J. Smith, (60), has been a Director of the Company since December 2003. Since 1996 Mr. Smith has been the President of Liberty Self-Stor, Inc., a self-managed real estate investment trust that manages, acquires, develops, expands, and operates self-storage facilities. Mr. Smith is also a director of Liberty Self-Stor, Inc.

INFORMATION CONCERNING DIRECTORS ELECTING TO NOT STAND FOR RE-ELECTION:

     David A. Flitner, (71), has been a Director of the Company since 1988. He has been the owner of the Flitner Ranch and Hideout Adventures, Inc., a recreational enterprise, since 1994. Mr. Flitner serves as the Chairman of the Company's Management and Business Development Committee.

     G. Montgomery Mitchell, (76), has been a Director of the Company since 1984 and has served as the Chairman of the Board since 2001. Mr. Mitchell was Senior Vice President and Director of Stone and Webster Management Consultants, Inc. from August 1980 until his retirement in 1993. Mr. Mitchell is also a director of Energy South, Inc.

                     THE BOARD AND COMMITTEES OF THE BOARD

     The Board of Directors has a Compensation Committee consisting of Messrs. Argo and Flitner. The Compensation Committee met four times during the fiscal year. It has the responsibility to make recommendations to the full board of directors regarding base salaries of officers and certain incentive plans or other compensation matters. Each member of the Compensation Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards.

     The Board of Directors also has an Audit Committee consisting of Messrs. Palmer, Schulte and Smith. The Committee met eight times during the fiscal year and has responsibility for retaining the independent auditors, reviewing the annual audit and making recommendations to the full Board regarding accounting matters that come to its attention. The Audit Committee Charter is attached as Appendix A. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards and as defined in Rule 10A-3(b)(1)(ii) under the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that Mr. Palmer and Mr. Smith are "audit committee financial experts" as defined in Item 401(h) of Regulation S-K.

     The Board of Directors also has a Governance and Nominating Committee consisting of Messrs. Mitchell, Schulte, Argo, and Flitner. This committee, acting pursuant to its charter, reviews corporate and board governance matters and evaluates and recommends candidates for nomination to the Board of Directors. This committee did not meet as a separate committee during fiscal year 2004. Instead, the full Board made decisions concerning nominations during fiscal year 2004. This committee will perform its duties in the future in accordance with the Governance and Nominating Committee Charter, which is attached as Appendix B. Each member of the Governance and Nominating Committee is independent, as defined in Rule 4200(a)(15) of the Nasdaq listing standards.

     With respect to its recommendations of director nominees, the Governance and Nominating Committee may establish the criteria for director service and will consider, among other things, the independence of the candidates under Nasdaq standards and such experience as to create value to the Board, the Company and its shareholders. The criteria and selection process are not standardized and may vary from time to time.

Relevant experience in business and industry, government, education and other areas are prime measures for any nominee. The Committee will consider individuals for Board membership who are proposed by shareholders in accordance with the provisions of the Company's By-laws, as amended. A description of those provisions can be found under "Shareholder Proposals for 2005 Annual Meeting." The Committee will consider individuals proposed by shareholders under the same criteria as all other individuals.

     The Board of Directors also maintains a standing Executive Committee and a Management and Business Development Committee.

     Directors of the Company are elected at the Annual Meeting of Shareholders and serve until their successors are duly elected and qualified. The full Board met twenty-seven times during the fiscal year ended June 30, 2004. No director attended fewer than 75% of the meetings of the Board and the Committees on which he served.

     The Company publishes in its Annual Meeting materials and SEC filings the names of its directors, any of whom may be contacted in writing in care of the Company. Written communication addressed to the Board in general is reviewed by the Chairman for appropriate handling. Written communication addressed to an individual Board member is forwarded to that person directly.

     The Company encourages its Board members to attend the Annual Meeting of Shareholders and schedules Board and committee meetings to coincide with the shareholder meeting to facilitate director attendance. All of the directors attended the 2003 Annual Meeting of Shareholders.

     The Board of Directors has determined that all directors other than Mr. Cerotzke are independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards.

                             DIRECTOR COMPENSATION

     The Company paid its outside directors an annual retainer of $6,000 per year, $1,500 per Board meeting and $750 per Committee meeting. For Board or Committee meetings held by telephone conference, the rate is one half the regular rate indicated.

     In addition, the Chairman of the Compensation Committee and the Chairman of the Management and Business Development Committee each receives an additional $3,000 annual retainer. The Chairman of the Audit Committee receives an additional $5,000 annual retainer. The Chairman of the Board receives an additional $8,000 annual retainer.

     The directors have the option under the Deferred Compensation Plan for Directors to receive their compensation in the form of stock, cash, or in the form of deferred stock equivalents or deferred rights to receive cash. A deferred stock equivalent is a hypothetical share of common stock valued at the fair market value of a share of the common stock on the date of receipt. A director will be paid any deferred stock equivalents in stock at the time of his or her retirement from the Board of Directors.

                                  PROPOSAL 2:

                AMEND THE ARTICLES OF INCORPORATION TO INCREASE
                            AUTHORIZED COMMON STOCK

     Currently, the Company's authorized capital stock under its Articles of Incorporation consists of 3,500,000 shares of common stock and 1,500,000 shares of preferred stock. No change is being sought in the number of authorized shares of preferred stock. The Board has approved an increase in the number of shares of authorized common stock from 3,500,000 shares to 5,000,000 shares by adopting an amendment to the Company's Articles of Incorporation. In order for the increase to take effect, shareholders of the Company must also approve the amendment. If approved, the first sentence of the Fourth Article of the Company's Articles of Incorporation would be amended to read as follows:

     "FOURTH. The total authorized number of shares of this Corporation is 6,500,000, of which 5,000,000 shall be shares of Common Stock of the par value of $.15 each and of which 1,500,000 shall be shares of preferred stock of the par value of $.15 each."

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 3,500,000 TO 5,000,000 FOR THE REASONS MORE FULLY SET FORTH BELOW.

                    REASONS FOR AND EFFECTS OF THE PROPOSAL

     The Board has approved for submission to the Company's shareholders, and recommends that the Company's shareholders approve, an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 3,500,000 to 5,000,000. The additional shares of common stock would become part of the existing class of common stock and, if and when issued, would have the same rights, privileges and preferences as the shares of common stock currently issued and outstanding.

     The Company anticipates that it will require in the future a greater number of authorized shares of common stock than is currently available under its Articles of Incorporation. The availability of additional authorized shares will provide the Board with flexibility to act when and as the need arises to issue additional shares in the future without the delays necessitated by having to obtain a shareholder vote. Such flexibility will also allow the Company to take advantage of changing market and financial conditions in a more timely manner. The reasons for issuing additional shares could include public or private offerings as a means of obtaining additional capital for the Company's business or to satisfy any current or future financial obligations of the Company, issuance of shares as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets, and grants to employees and directors pursuant to any option, stock ownership or other benefit plans or employment agreements. Additionally, the Company's credit agreement with LaSalle Bank ("LaSalle") includes a requirement that the Company issue equity to replace a bridge loan between the Company and LaSalle. The Company's management and Board of Directors believe it is in the shareholders' best interest to issue additional equity in order to reduce the amount of debt on the Company's balance sheet.

     The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company, which may adversely affect the ability of the Company's shareholders to obtain a premium for their shares.

     The proposed increase in the number of authorized shares of common stock will not change the number of shares of common stock outstanding or the rights of the holders of the common stock. Any issuance of additional shares of common stock could reduce the current shareholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Although the Board intends to issue common stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of common stock may have, among other things, a dilutive effect on earnings per share and on the equity and voting rights of shareholders. The Board believes, however, that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.

     Ownership of shares of common stock entitles each shareholder to one vote per share of common stock. Holders of shares of common stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Shareholders wishing to maintain their interest, however, may be able to do so through normal market purchases.

                             AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee ("Audit Committee"), which are set forth in the Audit Committee charter adopted by the Board of Directors in Appendix A, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, as well as the Company's independent auditors and outside legal counsel.

     The Audit Committee has reviewed and discussed with senior management the Company's audited financial statements included in the 2004 Annual Report on Form 10-K. Management has confirmed to the Audit Committee that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

     The Audit Committee has also discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61, as amended ("Communication with Audit Committees"). SAS 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of the audit of the Company's financial statements, including with respect to (i) the independent auditor's responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     The Audit Committee has received from Deloitte & Touche LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." Deloitte & Touche LLP has discussed its independence with the Audit Committee, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws. The Audit Committee has considered whether the non-audit services provided by Deloitte & Touche LLP to the Company are compatible with maintaining the auditor's independence.

     Based on the review and discussion described above with respect to the Company's audited financial statements included in the Company's 2004 Annual Report to Shareholders, the Audit Committee has recommended to the Board of Directors that such financial statement be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving its recommendation to the Board of Directors, the Audit Committee relied on (i) management's representation that such financial statements have been prepared with integrity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

The foregoing report is furnished by the Audit Committee:

     Richard J. Schulte, Chairman; Terry M. Palmer and Thomas J. Smith

                       FEES PAID TO INDEPENDENT AUDITORS

Aggregate fees billed to the Company during fiscal years 2004 and 2003 by the company's principal accounting firm, Deloitte & Touche LLP, and their affiliates, were as follows:

                                                                2004       2003
                                                              --------   --------
Audit Fees..................................................  $153,171   $177,083
Audit-Related Fees..........................................        --         --
                                                              --------   --------
Total Audit and Audit-Related Fees..........................   153,171    177,083
Tax Fees(a).................................................    14,742     23,206
All Other Fees(b)...........................................    30,910         --
                                                              --------   --------
Total Fees..................................................  $198,823   $200,289
                                                              ========   ========

---------------

(a)  Advisory services related to preparation of income tax returns.

(b)  Advisory services related to 404 Sarbanes-Oxley readiness.

     The Audit Committee pre-approves all audit and non-audit services performed by the independent auditors.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors ("Compensation Committee") reviews each salary adjustment for the Company's officers and recommends those adjustments to the full board. The Compensation Committee also provides recommendations to the full Board regarding the Company's incentive compensation programs, and the Company's Employee Stock Ownership Plan ("ESOP"), which is a part of the Company's defined contribution plan. The Compensation Committee also provides recommendations regarding Director compensation.

     The Compensation Committee's objectives are as follows:

          1. The Compensation Committee seeks to establish executive compensation to attract and retain the necessary management talent to successfully lead the Company. The Compensation Committee believes that the Company must provide a compensation package for the Company's key executives which is competitive with compensation packages offered by other comparable companies.

          2. The Compensation Committee believes that the Company should encourage decision-making that enhances shareholder value. The Compensation Committee believes that this objective is met by linking some portion of executive pay to corporate performance.

     The Compensation Committee believes that the compensation structure of the Company is reasonably designed to achieve the above stated objectives. Total compensation for the Company's executive officers is determined by marketplace survey data, Company performance and individual performance.

     In determining its compensation recommendations to the Board of Directors, the Compensation Committee establishes a salary range for each executive based on available information concerning companies of comparable size in the gas utility industry. The Compensation Committee recommends to the Board of Directors a compensation package for each Company executive which may consist of a base salary and, depending on the circumstances and financial strength of the Company, an incentive award under the Company's Annual Management Incentive Plan which, when combined, place the executive within the compensation range targeted by the Compensation Committee for the executive's position.

     The Company has a Balanced Goal Card program under which executives (and all other employees) have the opportunity to receive an award equal to not more than 10 percent of their base salary levels based on the achievement of individual goals established for each executive at the beginning of the fiscal year. For the fiscal year 2004, the Company's executive officers received a total of $65,528 based on their achievement of individual goals under the Balanced Goal Card program.

     The Company maintains a Change of Control Severance Plan that requires severance payments to employees whose employment is terminated under certain conditions involving a change of control. The

Change of Control Severance Plan covers executive officers as well as most other employees of the Company, other than Mr. Cerotzke (whose severance pay is governed by his employment agreement). Under the Change of Control Severance Plan, Executive Officers are entitled to receive payment of two weeks of base salary for every year of service to the Company with a minimum severance payment equivalent to three months base salary and a maximum severance equivalent to one year of base salary.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's compensation consists of base salary, and, to the extent earned, an incentive award, and an award under the Balanced Goal Card program, which are discussed above. After Mr. Bernica's resignation, Mr. Allen served as Interim President and Chief Executive Officer during fiscal 2004 until Mr. Cerotzke was appointed President and Chief Executive Officer on July 1, 2004. The Compensation Committee established the annual base salary for fiscal year 2004 applicable to Mr. Allen after an evaluation of salaries of chief executive officers of similarly situated companies in the Company's industry. In setting Mr. Allen's annual base salary, the Compensation Committee believes it has moved the Chief Executive Officer's base salary to be closer to comparable company and industry averages than it had been in previous years. Similarly, the Compensation Committee established the annual base salary for Mr. Bernica, the Company's former President and Chief Executive Officer, for fiscal year 2004 after an evaluation of salaries of chief executive officers of similarly situated companies in the Company's industry. In setting Mr. Bernica's annual base salary, the Compensation Committee believed it moved the Chief Executive Officer's base salary to be closer to comparable company and industry averages than it had been in previous years. Mr. Bernica and the Company entered into a Separation Agreement, Release and Waiver of Claims on October 24, 2003, as more fully described in the section titled "Employment and Severance Agreements."

     Mr. Allen received $13,500 as a Balanced Goal Card payment earned in association with his compensation for fiscal year 2004.

The foregoing report is furnished by the Compensation Committee:

     W.E. (Gene) Argo, Chairman, and David A. Flitner

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation of the Chief Executive Officer and other named executive officers of the Company earning compensation in excess of $100,000 in the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                               ANNUAL COMPENSATION       COMPENSATION
                                               --------------------   ------------------
                                      FISCAL                           NUMBER OF SHARES     ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR     SALARY      BONUS     UNDERLYING OPTIONS   COMPENSATION
---------------------------           ------   ---------   --------   ------------------   ------------
Edward J. Bernica...................   2004    $ 36,810        -0-             -0-           $105,188(a)(e)
  Former President & CEO(d)            2003     131,212    $13,500         $20,000             24,027
                                       2002     111,099      5,847             -0-             24,722
John C. Allen.......................   2004    $126,464    $13,500             -0-           $ 13,647(b)
  Interim President and Chief          2003     100,970     10,010         $12,500             19,739
  Executive Officer(d)                 2002      99,419      4,542             -0-             14,334
Tim Good............................   2004    $111,667    $11,500             -0-           $ 12,165(c)
  VP Natural Gas Operations            2003     105,569      9,984         $12,500             20,222
                                       2002     100,604      5,030             -0-             21,302

---------------

(a) Represents $4,665 of Company contributions to the Company's defined contribution retirement pension plan.

(b) Represents $13,647 of Company contributions to the Company's defined contribution retirement pension plan.

(c) Represents $12,165 of Company contributions to the Company's defined contribution retirement pension plan.

(d) Mr. Bernica resigned as President and Chief Executive Officer of the Company on September 22, 2003. Mr. Allen served as Interim President and Chief Executive Officer from September 22, 2003 until June 30, 2004.

(e) On October 24, 2003 the Company entered into a separation agreement with Mr. Bernica, providing for 30 semi-monthly payments of $6,187.50. On an annualized basis, this rate is equal to the rate of Mr. Bernica's cash compensation for fiscal year 2003. The agreement also provides that Mr. Bernica at his own cost may continue health coverage under the Company's health plan as required under Federal law.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                              SHARES                         OPTIONS AT                    OPTIONS AT
                            ACQUIRED ON    VALUE         FISCAL YEAR END (#)              YEAR END ($)
                             EXERCISE     REALIZED   ---------------------------   ---------------------------
NAME                            (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
Edward J. Bernica.........      -0-         -0-           -0-            -0-           -0-            -0-
John C. Allen.............      -0-         -0-         6,250          6,250           -0-            -0-
Tim Good..................      -0-         -0-         6,250          6,250           -0-            -0-

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                      NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE
                                       NUMBER OF SECURITIES                            FOR FUTURE ISSUANCE
                                           TO BE ISSUED         WEIGHTED-AVERAGE          UNDER EQUITY
                                         UPON EXERCISE OF      EXERCISE PRICE OF       COMPENSATION PLANS
                                       OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
                                       WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    REFLECTED IN COLUMN(A))
PLAN CATEGORY                                  (A)                    (B)                      (C)
-------------                          --------------------   --------------------   -----------------------
Equity compensation plans approved by
  security holders...................        128,384                 $8.491                  168,183(1)
Equity compensation plan not approved
  by security holders................           None                    -0-                      -0-
TOTAL................................        128,384                 $8.491                  168,183

---------------

(1) Includes 100,000 shares available for future issuance under the Company's Deferred Compensation Plan for Directors, 49,817 shares of which have been issued or allocated for issuance under terms of the plan.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

     On June 23, 2004, the Company entered into written employment agreements with Mr. Cerotzke and Mr. Allen. Mr. Cerotzke's employment agreement provides for an initial base salary of $160,000, and Mr. Allen's employment agreement provides for an initial base salary of $135,000. Each of the employment agreements provides for periodic salary adjustments as determined by the Board. Mr. Cerotzke's employment agreement provides for annual incentive compensation under a program to be developed by the Board and under the Company's existing annual incentive program and for a grant of 10,000 options, with additional grants of 10,000 options on each of the first and second anniversaries of the effective date of the employment agreement. Mr. Allen's employment agreement provides for an initial grant of 20,000 options, with an additional grant of 10,000 options on the first anniversary of the effective date of the employment agreement. Twenty-five percent of each option grant vests immediately and the remainder of each option grant vests ratably over three years.

     Mr. Cerotzke's agreement was effective July 1, 2004, and continues until terminated as provided in the agreement. The agreement provides a continuation of salary and medical benefits for 12 months, outplacement assistance, full vesting of stock options and payment of a pro-rated annual bonus following termination by the Company without cause or termination by Mr. Cerotzke if the Company changes his title, materially reduces his duties or authority, requires him to report internally other than to the Board, or requires a relocation from the Great Falls area, or if his Board membership terminates other than by his voluntary resignation. In the event that Mr. Cerotzke's employment is terminated by the Company without cause or by Mr. Cerotzke for any of the reasons listed above following a change in control of the Company, Mr. Cerotzke is entitled to continuation of base salary and medical benefits for up to two years, payment of a prorated annual bonus, and up to two times' his target annual bonus, together with full vesting of his stock options. Under the employment agreement, Mr. Cerotzke is subject to confidentiality, conflict of interest and nonsolicitation provisions.

     Mr. Allen's agreement was effective July 1, 2004, and continues for one year. The agreement provides for a continuation of salary and medical benefits for 12 months, outplacement assistance, full vesting of stock options and payment of a pro-rated annual bonus following termination by the Company without cause or termination by Mr. Allen if the Company materially reduces his duties or authority, changes his title or requires him to relocate. In the event that Mr. Allen's employment is terminated under circumstances entitling him to benefits under the Company's existing change in control severance plan, any benefits that Mr. Allen would receive under his employment agreement will be offset by any benefits he receives under the plan. Under the employment agreement, Mr. Allen is subject to confidentiality, conflict of interest and nonsolicitation provisions.

     On October 24, 2003 the Company entered into a Separation Agreement, Release and Waiver of Claims with Edward J. Bernica, the Company's former President and Chief Executive Officer. Pursuant to the agreement, Mr. Bernica and the Company agreed to terminate Mr. Bernica's employment as President and Chief Executive Officer and Mr. Bernica also resigned as a Director of Energy West. As consideration for the agreement, the Company agreed to pay Mr. Bernica 30 semi-monthly payments of $6,187.50. On an annualized basis, this rate is equal to the rate of Mr. Bernica's cash compensation for fiscal year 2003. The agreement also provides that Mr. Bernica at his own cost may continue health coverage under the Company's health plan as required under Federal law. The agreement includes a general release of all potential claims and contains standard confidentiality and non-solicitation language for the benefit of the Company.

                   PERFORMANCE OF THE COMPANY'S COMMON STOCK

     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to shareholders of Energy West, Incorporated during the five year period ended June 30, 2004, as well as an overall stock market index (S&P 500 Index) and the peer group index (S&P Utilities Index).

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------
                     6/30/99 6/30/00 6/30/01 6/30/02 6/30/03 6/30/04
--------------------------------------------------------------------
 ENERGY WEST,
  INCORPORATED       100.00   98.43  152.68  131.99   85.86   95.15
 S&P 500
  Index -- Total
  Return             100.00  107.25   91.35   74.92   75.10   89.45
 S&P 500 Utilities
  (sector)           100.00  102.44  124.08   84.59   81.05   90.36

The graph is based on $100 invested on June 30, 1999, in the Company's common stock and each of the indexes, each assuming dividend reinvestment. The historical stock performance on this graph is not necessarily indicative of future performance.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last fiscal year, the Compensation Committee consisted of two
(2) members of the Board of Directors of the Company, none of whom were officers of the Company. During 2004, the Committee consisted of Messrs. Argo and Flitner.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers (NASD). Such persons are also required to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received by the Company, the Company believes that its directors and executive officers filed all required reports during or with respect to the fiscal year ending June 30, 2004 on a timely basis except for the following: Mr. Morin filed a late Form 3 on August 11, 2003, reporting his initial statement of beneficial ownership of securities of the Company as of January 23, 2003; Mr. Argo filed a late Form 4 on October 17, 2003, reporting the acquisition of 600 shares of Company common stock at a purchase price of $6.75 per share on October 7, 2003, and 250 shares at $6.75 per share on October 8, 2003; Mr. Osborne filed a late amended Form 4 on February 17, 2004, amending a Form 4 filed on December 29, 2003, restating the amount of securities beneficially owned following the reported transaction to account for the 166,358 shares owned by Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company of which Mr. Osborne is sole manager; Mr. Osborne filed a late Form 4 on March 15, 2004 reporting the acquisition of 1,000 shares of Company common stock at a purchase price of $6.25 per share on March 8, 2004, in addition to other acquisitions that were reported timely; Mr. Davidson filed a late Form 4 on April 1, 2004 reporting the acquisition of 237 deferred stock equivalents on February 19, 2004; and Mr. Davidson filed a late Form 4 on May 17, 2004 reporting the acquisition of 98 deferred stock equivalents on April 28, 2004.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The firm of Deloitte & Touche LLP acted as independent auditors to examine the financial statements of the Company and its subsidiaries for the 2004 fiscal year. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. The Audit Committee has not yet selected our independent auditors for the 2005 fiscal year due to its attention to the recent restatement of certain components of the Company's financial statements for the fiscal years ended June 30, 2002 and June 30, 2003, and the first three quarters of the fiscal year ended June 30, 2004.

                 SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Based on the dates related to this year's meeting, in order for proposals for shareholders to be considered for inclusion in the proxy statement for the 2005 Annual Meeting of Shareholders of Energy West, Incorporated, such proposals must be received by the Secretary of Energy West, Incorporated before September 20, 2005. Pursuant to the Company's By-Laws, shareholders desiring to nominate one or more directors at the annual meeting must provide written notice to the Company's Secretary not later than January 1, 2006. Such notice must contain certain information specified in the Company's By-Laws. The Company's management proxies may exercise their discretionary voting authority on any other matters of which the Company has not been notified on or before December 4, 2005. The Company expects that the 2005 annual meeting actually will be scheduled for a date in the Fall of 2005. Once such date has been set, the Company will publicly announce the date of the 2005 annual meeting and the deadlines for making proposals or nominations if different from the dates set forth above.

     On February 20, 2004, the Board of Directors of the Company adopted an amendment to the Company's By-Laws to amend the procedures to be followed for shareholder nominations of directors. In order for a shareholder to propose director nominations at the Company's annual meeting of shareholders, the By-Laws, as amended, require a shareholder to provide the Company with a written notice, which must be received by the Company at its principal executive offices, not less than sixty (60) days prior to the date of the annual meeting. The notice must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"); and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

     Your immediate attention to completing and mailing the enclosed proxy will be greatly appreciated.

                                            By Order of the Board of Directors

Great Falls, Montana
January 18, 2005

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

                                      FOR

                           ENERGY WEST, INCORPORATED
                           ("THE COMPANY" OR "EWST")
                               SEPTEMBER 10, 2004

INTRODUCTION

     This charter, approved by the EWST Board of Directors, governs the operations of the EWST Audit Committee (the "Committee"). The Committee shall periodically review and reassess the charter, and obtain the approval of the EWST Board of Directors for any recommended, substantive revisions.

ORGANIZATION AND MEMBERSHIP

     The Committee shall be members of, and appointed by, the EWST Board of Directors and shall be comprised of at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company (other than normal director's fees); are not an affiliated person of the Company or its subsidiaries; and meet all applicable independence requirements of the NASDAQ Stock Market and the Sarbanes-Oxley Act of 2002 and the rules promulgated there under (the "Act"). All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, at least one individual shall meet the definition of "audit committee financial expert" as set forth in the Act.

     Subject to future revision of NASDAQ rules, the Committee may have one, non-independent director on an exception basis for a temporary period not to exceed two years. The EWST Board of Directors shall determine if there are circumstances that require appointment of a non-independent director to the Committee in the best interests of the Company and its shareholders. The name of the non-independent director, and the rationale for appointment of this person to the Committee, will be reported to shareholders on an annual basis in the Company's proxy statement.

     The Chairman of the Committee shall be appointed from the Committee membership by the EWST Board of Directors.

PURPOSE

     The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, regulators, vendors, customers and others relating to the:

a. integrity of the Company's financial statements;

b. financial reporting process;

c. systems of internal accounting and financial controls;

d. performance of the Company's internal audit function and independent auditors;

e. independent auditor's qualifications and independence;

f. Company's compliance with ethics policies and codes of conduct; and

g. Company's compliance with legal and regulatory requirements.

h. adequacy of the Company's response to reports of material violations of securities laws or breaches of fiduciary duty made by outside corporate attorneys, employees or other parties.

     In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, the EWST Board of Directors and management of the Company.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company; and is granted the authority and use of corporate funds to engage independent counsel and other outside advisers as it determines necessary to carry out its duties.

POLICY

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the EWST Board of Directors and report the results of the Committee's activities to the Board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's un-audited interim financial statements.

     The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The EWST Board of Directors, the Committee and Company management, acting together, will take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

DUTIES AND RESPONSIBILITIES

     The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     The Committee shall be directly responsible for the appointment and termination, compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting and taking appropriate action to oversee the independence of the independent auditors. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors, and shall not engage the independent auditors to perform any specific non-audit services prohibited by the Act. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

     In addition, as necessary and appropriate, the Audit Committee will:

          1. Confirm that the audit partners of the independent auditors are rotated in accordance with Securities and Exchange Commission (the "SEC") requirements.

          2. At least annually, ensure the receipt of and review a report by the independent auditors describing:

        - The audit firm's internal quality control procedures.

        - Any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

        - All relationships between the independent auditors and the Company, in a manner consistent with Independence Standards Board No. 1.

          3. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. In considering independence, the Committee shall receive confirmation that the independent auditors are independent pursuant to Rule 2-01 of Regulation S-X and pursuant to any requirements under the Act.

          4. Set clear Company policies for hiring employees or former employees of the independent auditors that meet the SEC regulations and NASDAQ (stock exchange) listing standards.

          5. Discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

          6. Discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct and/or Code of Ethics).

          7. Periodically meet privately and separately, as appropriate, with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. Review with the independent auditor any audit problems or difficulties and management's response.

          8. Following each audit by the independent auditors, obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated by confirming that each audit of the Company's financial statements included: (1) procedures that were designed to provide reasonable assurance of detecting illegal acts that would have a direct and material effect on the determination of financial statement amounts; (2) procedures that were designed to identify related party transactions that are material to the financial statements or otherwise require disclosures therein; and (3) an evaluation of whether there is substantial doubt about the ability of the Company to continue as a going concern during the ensuing fiscal year.

          9. Discuss and review with the independent auditors the report the independent auditors are required to provide the Committee following each audit regarding the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles, that have been discussed with management.

          10. Review (a) management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year, and (b) the independent auditors' report on management's assertion.

          11. Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

          12. Review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company's Quarterly Report on SEC Form 10-Q. Discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including those required to be communicated in accordance with Statement on Accounting Standards No. 71. With the prior agreement of the Committee, the Chairman of the Committee may represent the entire Committee for the purposes of this review; but, as a general policy, the Committee shall meet as a committee-of-the-whole to review the Company's interim financial statements. The Committee shall document the results of such meetings in formal minutes.

          13. Review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on SEC Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K) prior to the filing of such Form 10-K. Discuss with management and the independent auditors their judgment about the quality, not just the acceptability, of accounting principles; the reasonableness of significant judgments; and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including those required to be communicated in accordance with Statement on Accounting Standards No. 61.

          14. Discuss and review with management and the independent auditors, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors, as well as any correspondence with the NASDAQ Stock Market or any governmental agencies concerning material issues related to the financial statements, audits or accounting policies of the Company.

          15. Establish procedures for the receipt, retention, and treatment of complaints (a) received by the Company's management regarding accounting, internal accounting controls, or auditing matters; and (b) submitted to the Committee on a confidential or anonymous basis by employees of the Company regarding their concerns with questionable accounting or auditing matters.

          16. Receive and review reports from the Company's General Counsel and/or the Chief Executive Officer concerning their investigation of and actions taken on outside corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty affecting the Company. Receive and respond to direct reports from outside corporate attorneys who believe that Company management has failed to respond adequately to their reports of a possible violation of securities laws or breaches of fiduciary duty.

          17. Review and discuss with Company management and the internal auditor the following items: compliance with legislation, regulatory and court orders; communications to shareholders, securities analysts and brokers; and preparation of income tax and property tax filings.

          18. Review and discuss with Company management the form and adequacy of the Company's risk management program and related business insurance policies and self-insurance programs.

          19. Review, on an annual basis, with Company management, the Company's Code of Ethics and/or Code of Conduct; discuss with management any compliance problems reported during the past year; and discuss revisions to the Code(s) as necessary to promote future compliance with laws and regulations, and reduce business risk.

          20. Prepare a report on its activities to be included in the Company's annual proxy statement, as required by SEC regulations.

          21. Periodically perform a self-evaluation of its own performance to determine whether it is functioning effectively.

          22. Annually review and reassess the adequacy of this charter.

          23. Oversee the publication of this charter at least every three years in the Company's annual proxy statement in accordance with SEC regulations.

OTHER MATTERS

     From time-to-time, the EWST Board of Directors or the Board's Business Development & Management Committee may request the Committee to evaluate accounting procedures and investigate business or legal risks related to specific on-going operations or a potential investment, acquisition or merger. The Committee will conduct such evaluations as special projects using the business knowledge of its own members, Company staff or outside, independent consultants and attorneys.

                                   APPENDIX B
                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER

FUNCTION

     The Governance and Nominating Committee of the Board of Directors (the "Committee") is charged with the responsibility of (i) the oversight of the composition of the Board and its committees, (ii) identification, evaluation and recommendation of individuals to become Board members, (iii) evaluation of and recommendation to the Board of corporate governance practices, (iv) identification, evaluation and recommendation of candidates for officer positions, and (v) coordination of performance evaluations of the Board and its committees.

MEMBERSHIP

     The Committee and its Chairman shall be appointed annually by the Board. The Committee shall consist of at least three (3), but no more than five (5) Directors, who shall be independent directors or otherwise qualified pursuant to the rules and guidelines as set forth in the applicable Nasdaq listing standards, the SEC rules, and federal or state legislation.

DUTIES AND RESPONSIBILITIES

     The Committee shall:

     - Develop and revise, as appropriate, Board membership criteria.

     - Have the authority to identify director candidates by retaining the services of a search firm and by accessing company resources and obtaining advice and assistance from internal or external legal, accounting or other advisors.

     - Review from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as relevant experience in business and industry, government, education and other areas as may be beneficial to the Board as a whole.

     - Recommend the number of Directors to comprise the Board within the range established by the Bylaws of the Corporation.

     - Evaluate and recommend nominees for election or re-election to the Board at annual meetings of shareholders and persons to fill vacancies that may occur between annual meetings of shareholders.

     - Consider shareholder recommendations for nominees for membership on the Board, provided any such recommendation for a nominee to be proposed at any annual meeting of shareholders is made in accordance with the Corporation's Bylaws and any other applicable requirements.

     - Determine the independence of candidates for Director pursuant to the rules and guidelines as set forth in the applicable Nasdaq listing standards, the SEC rules, and federal or state legislation.

     - Identify, evaluate and recommend candidates for officer positions.

     - Assist the Board in connection with the oversight and evaluation of the management of the Corporation.

     - Review and recommend membership on committees of the Board at least annually and from time to time review the stated responsibilities of the Board's committees.

     - Review the Corporation's corporate governance practices as needed and recommend any changes to the Board.

     - Establish and review with management appropriate Director education and new Director orientation programs.

     - Make disclosures or reports (including publication of this Charter) with respect to the Committee or its areas of responsibility pursuant to applicable laws, rules and regulations, including the Nasdaq listing standards.

     - Have the authority to form and delegate authority to subcommittees when the Committee deems it to be advisable.

     - Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

     - Perform any other activities the Committee deems appropriate, or as requested by the Board, consistent with this Charter, the Bylaws of the Corporation and applicable laws, rules and regulations, including the Nasdaq listing standards.

EVALUATIONS

     The Committee will set evaluation criteria for its performance and conduct, at least annually, a performance evaluation of its activities. The Committee is responsible for an annual performance evaluation of the Board and for assuring that at least annually each committee of the Board performs a performance evaluation and reports that evaluation to the Committee.

MEETINGS

     The Committee shall meet at such times as deemed appropriate by the Chairman of the Committee or any two members of the Committee. A quorum for the transaction of any business by the Committee shall be a majority of the members of the Committee. The act of a majority of the members serving at any meeting of the Committee at which a quorum is present shall be the act of the Committee. The Committee shall meet in executive session as it deems appropriate. Written minutes of the Committee meetings shall be maintained and the Committee shall make regular reports to the Board.

--------------------------------------------------------------------------------
PROXY - ENERGY WEST, INCORPORATED
--------------------------------------------------------------------------------


The undersigned hereby appoints Andrew I. Davidson, Richard J. Schulte, G. Montgomery Mitchell, and each of them, with full power of substitution, to represent the undersigned and vote all of the shares of stock in Energy West, Incorporated, a Montana corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Energy West to be held at the Civic Center, Park Drive and Central Avenue, Great Falls, Montana, 59401, on Wednesday, March 2, 2005 at 9:00 A.M., local time, and at any adjournment or postponement thereof, on the matters set forth on the reverse side and as more particularly described in the Proxy Statement of Energy West dated January 18, 2005, and in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ENERGY WEST, INCORPORATED. THE PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 5,000,000 AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.






                                    YOUR VOTE
                                  IS IMPORTANT


             IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE AND
                  RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE



--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------


A.  ELECTION OF DIRECTORS              Please mark your vote as indicated    [X]
                                       in this example



1. The Board of Directors recommends a vote FOR the following seven directors for a term of one year beginning with this Annual Meeting to be held March
    2, 2005 and ending with the 2005 Annual Meeting of Shareholders or until their respective successors are elected and qualified:


                          FOR   WITHHOLD                           FOR  WITHHOLD

01 - W.E. (Gene) Argo     [ ]      [ ]    05 - Terry M. Palmer     [ ]    [ ]

02 - David A. Cerotzke    [ ]      [ ]    06 - Richard J. Schulte  [ ]    [ ]

03 - Andrew I. Davidson   [ ]      [ ]    07 - Thomas J. Smith     [ ]    [ ]

04 - Richard Osborne      [ ]      [ ]

--------------------------------------------------------------------------------
(Cumulative Voting Designation: To vote cumulatively, write number of shares to be voted and the name of the nominee or nominees selected.)



B.  INCREASE AUTHORIZED SHARES OF COMMON STOCK
The Board of Directors recommends a vote FOR the following proposal:

2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.15 per share, from 3,500,000 shares to 5,000,000 shares.

                                  FOR          AGAINST           ABSTAIN

                                  [ ]            [ ]               [ ]


IN THEIR DISCRETION, UPON SUCH OTHER MATTER OR MATTERS AS MAY PROPERLY COME
BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



C. AUTHORIZED SIGNATURES-SIGN HERE-THIS SECTION MUST BE COMPLETED FOR YOUR
INSTRUCTIONS TO BE EXECUTED. Where shares are jointly held, each holder should sign. Executors, administrators, trustees and guardians should give full title as such. If signer is corporation, please sign the full corporate name by an authorized officer.

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
[X]
Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)

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